UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2008

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2008, The Hartford Financial Services Group, Inc. (the "Company"), entered into the First Amendment (the "Amendment") to the $2 billion Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated August 9, 2007 (the "Agreement"), among the Company, and a syndicate of lenders (the "Lenders"), including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as documentation agent. The Agreement has an initial term of five years (the "Initial Term") expiring on August 9, 2012, with two one-year extensions that could be exercised by the Company, subject to the consent of the requisite percentage of Lenders, in the first and second year of the facility. Pursuant to the Amendment, the agreement now provides for two one-year extensions exercisable by the Company, subject to the consent of the requisite percentage of Lenders, at any time during the Initial Term of the Agreement.

The foregoing description is qualified in its entirety by reference to the First Amendment, dated July 10, 2008, to the $2 billion Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated August 9, 2007, among the Company and the Lenders, filed herewith as Exhibit 10.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

10.1 First Amendment, dated July 10, 2008, to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of August 9, 2007, by and among the Company and the Lenders, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as documentation agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

July 14, 2008	By:	/s/ Ricardo A. Anzaldua

Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment, dated July 10, 2008, to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of August 9, 2007, by and among the Company and the Lenders, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as documentation agent.